SCHEDULE 14A INFORMATION

                   Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                               (Amendment No. __)

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Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission only (as permitted by Rule 12a-6(e) (2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Section 240.14a-12

                            BLACKHAWK BANCORP, INC.
               (Name of Registrant as Specified in Its Charter)

                                 Not Applicable
                                 --------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

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     0-11(a)(2) and identify the  filing for which the  offsetting fee was  paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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                            BLACKHAWK BANCORP, INC.
                               400 Broad Street
                            Beloit, Wisconsin 53511
                                (608) 364-8911

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                on May 21, 2003

To the shareholders of BLACKHAWK BANCORP, INC.:

     The 2003 annual meeting of the shareholders of Blackhawk Bancorp, Inc. (the "Corporation") will be held on Wednesday, May 21, 2003 at 10:00 A.M., local time, at the Country Club of Beloit, 2327 Riverside Drive, Beloit, Wisconsin 53511 for the following purposes:

     (1)  Election of four directors to serve for a term of three years;

     (2) Ratification of the appointment of the Corporation's independent accountants for fiscal 2003; and

     (3) Transaction of such other business as may properly come before the Annual Meeting or any adjournment thereof.

     Only shareholders of record on the books of the Corporation at the close of business on April 1, 2003 will be entitled to vote at the Annual Meeting or any adjournment thereof. If you do not vote by proxy and plan to attend the meeting and hold your stock in a brokerage account ("street name" holders), please bring a copy of your brokerage statement to the annual meeting of shareholders reflecting your stock ownership as of April 1, 2003.

     Your attention is called to the Proxy Statement accompanying this notice for a more complete description of the matters to be acted upon at the Annual Meeting.

                              BY ORDER OF THE BOARD OF DIRECTORS

                              /s/Todd J. James

                              TODD J. JAMES
                              Executive Vice President and Secretary

Beloit, Wisconsin
April 11, 2003

A PROXY, WHICH IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS, IS ENCLOSED. PLEASE INDICATE YOUR VOTING DIRECTIONS, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF FOR ANY REASON YOU LATER DESIRE TO REVOKE YOUR PROXY, YOU MAY DO SO AT ANY TIME BEFORE YOUR PROXY IS VOTED.

                            BLACKHAWK BANCORP, INC.
                               400 Broad Street
                            Beloit, Wisconsin 53511
                                (608) 364-8911

                                PROXY STATEMENT

                  This Proxy Statement and accompanying proxy were first mailed to Shareholders on or about April 11, 2003

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Blackhawk Bancorp, Inc., a Wisconsin corporation (the "Corporation"), for the annual meeting of shareholders to be held on Wednesday, May 21, 2003 beginning at 10:00 A.M.

     Shareholders of record at the close of business on April 1, 2003 will be entitled to one vote on each matter presented for each share so held. At that date there were 2,517,131 shares of Common Stock outstanding and entitled to vote at the meeting. Any shareholder entitled to vote may vote either in person or by duly authorized proxy. Shares of the Corporation's Common Stock represented by properly executed proxies received by the Corporation will be voted at the meeting and any adjournment thereof in accordance with the terms of such proxies, unless revoked. If no choice is specified, the proxy will be voted in favor of the nominees listed in Item 1, for ratification of the appointment of McGladrey & Pullen, LLP as auditors for 2003 and in the discretion of the proxy holder on any other matter which may properly come before the meeting and all adjournments or postponements of the meeting. Proxies may be revoked at any time prior to the voting thereof either by written notice filed with the secretary or the acting secretary of the meeting or by oral notice to the presiding officer during the meeting. The representation at the meeting in person or by proxy of shareholders of the Corporation holding a majority of the Corporation's shares of Common Stock entitled to vote shall constitute a quorum for the transaction of business. For the purpose of determining the presence of a quorum, shares represented on any matter will be counted as present and represented on all matters to be acted upon, including any matter with respect to which the holder of such shares abstains from voting, and including shares which are not voted by a holder of record who is a broker because the broker has not received authority from the beneficial owner, as required under applicable laws and rules, to vote the shares on such matter ("broker nonvotes").

     Directors are elected by a plurality of the votes cast by the holders of the Corporation's Common Stock at a meeting at which a quorum is present. "Plurality" means that the individuals who receive the largest number of votes cast are elected as directors up to the maximum number of directors to be chosen at the meeting. Consequently, any shares not voted (whether by abstention, broker nonvote or otherwise) have no impact on the election of directors except to the extent that the failure to vote for an individual results in another individual receiving a comparatively larger number of votes. Under Wisconsin law, votes cast "AGAINST" a director nominee are given no legal effect and are not counted as votes cast in the election of directors.

     Approval of any other matter which properly comes before the meeting, including ratification of McGladrey & Pullen, LLP, will require the affirmative vote of a majority of the shares represented at the meeting and entitled to vote on the particular matter. In tabulating votes cast on any such other matter, abstentions will be considered votes cast, and accordingly will have the same effect as a negative vote. Broker nonvotes, on the other hand, will not be counted as shares entitled to be voted on the particular matter, and therefore will have no impact on the outcome of the vote.

     Expenses in connection with the solicitation of proxies will be paid by the Corporation. Upon request, the Corporation will reimburse brokers, dealers, banks and voting trustees, or their nominees, for reasonable expenses incurred in forwarding copies of the proxy material and annual report to the beneficial owners of shares which such persons hold of record. Solicitation of proxies will be principally by mail. Proxies may also be solicited in person, or by telephone, by officers and regular employees of the Corporation, who will receive no additional or special compensation for their services. Shares held for the accounts of participants in the Corporation's Employee Stock Ownership Plan ("ESOP") will be voted in accordance with the instructions of the participants or otherwise in accordance with the terms of the ESOP. Under provisions of the ESOP, if no instructions are received from a participant, their shares cannot be voted.

                      BENEFICIAL OWNERSHIP OF SECURITIES

     The table below sets forth information regarding the beneficial ownership of Common Stock of the Corporation, as of March 14, 2003, by each director and nominee for director, by each of the executive officers named in the Summary Compensation Table, and by all nominees for director and individuals who served as directors and executive officers of the Corporation on March 14, 2003 as a group. Other than Mr. Conerton and Mr. Hendricks, who are directors of the Corporation, no person is known to the Corporation to be the beneficial owner of more than 5% of the outstanding shares of the Corporation's Common Stock.

                                   NUMBER OF SHARES BENEFICIALLY
NAME AND ADDRESS                   OWNED AND NATURE OF BENEFICIAL      PERCENT
OF BENEFICIAL OWNER                   OWNERSHIP(1)<F1>(2)<F2>         OF CLASS
-------------------                   -----------------------         --------

R. Richard Bastian, III                     36,667 shares               1.44%
   130 Eaglewood
   Rockton, IL 61072

John B. Clark                               86,400 shares(4)<F4>        3.42%
   1840 Sherwood Drive S.W.
   Beloit WI 53511

Charles Hart                                21,800 shares                .86%
   c/o Tricor, Inc.
   520 W. Grand Avenue
   Beloit WI 53511

Kenneth A. Hendricks                       282,434 shares(4)<F4>       11.18%
   c/o ABC Supply Co.
   One ABC Parkway
   Beloit WI 53511

Charles J. Howard                           20,000 shares                .79%
   4920 Forest Hills Road
   Loves Park IL 61111

George D. Merchant                          82,725 shares               3.27%
   2413 Liberty Avenue
   Beloit WI 53511

Merritt J. Mott                             15,667 shares                .62%
   c/o Rockford Sanitary
   Systems, Inc.
   5159 28th Avenue
   Rockford IL 61109

Stephen P. Carter                               no shares               0.00%
 3131 Talbot Trail
 Rockford IL 61114

Prudence A. Harker                           8,000 shares                .32%
   c/o AXA Advisors, LLC
   500 S. Park Avenue
   South Beloit IL 61080

Roger G. Bryden                             74,900 shares               2.98%
 c/o Bryden Motors, Inc.
 548 Broad Street
 Beloit WI 53511

Stephen R. Thomas                               no shares               0.00%
 1003 Beach Bay Rd.
 Poplar Grove IL 61065

Todd J James                                 3,833 shares               0.15%
   505 West 7th Street
   Pecatonica IL 61063

Sunil Puri
   6885 Vistagreen Way                       8,813 shares(5)<F5>        0.35%
   Rockford, IL 61108

Dennis M. Conerton                         146,741 shares(3)<F3>        5.83%
 1352 Middle Road
 South Beloit IL 61080

All nominees for director and              797,417 shares(3)(4)        30.67%
individuals who served as                               <F3><F4>
directors and executive
officers of the Corporation
on March 14, 2003 as a group
(19 persons)

(1)<F1>   Except  as  noted  otherwise,  each  person  holds  sole  voting   and
          dispositive powers with respect to all shares shown opposite his name.

(2)<F2> Includes options to purchase shares exercisable currently or within 60 days of the date of this Proxy Statement for each of the persons identified in the table as follows: Messrs. Bastian - 26,667; Clark - 11,250; Conerton - 667; Hart - 11,250; Hendricks - 8,100; Howard -
          2,000; Merchant - 11,250; Puri - 2,000; Mott - 667 and James -  3,333,
          and for all nominees for director and individuals who served as directors and executive officers of the Corporation on March 14, 2003 as a group - 83,018.

(3)<F3> Includes shares allocated to the individual's account under the Corporation's ESOP as follows: Mr. Conerton - 1,883 shares; and for all nominees for director and individuals who served as directors and executive officers of the Corporation on March 14, 2003 as a group - 1,886 shares.

(4)<F4> For Messrs. Clark and Hendricks, includes 86,400 shares, and 274,334 shares, respectively, held jointly with such person's spouse and for all nominees for director and individuals, who served as directors and executive officers of the Corporation on March 14, 2003 as a group, includes 360,734 shares held jointly with such persons' spouses.

(5)<F5> For Mr. Puri, includes 8,413 shares held individually and 400 shares held by his spouse.

     The information presented in the table is based on information furnished by the specified persons and was determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934 (the "1934 Act"), as required for purposes of this Proxy Statement. Briefly stated, under that Rule shares are deemed to be beneficially owned by any person or group having the power to vote or direct the vote of, or the power to dispose or direct the disposition of, such shares, or who has the right to acquire beneficial ownership thereof within 60 days. Beneficial ownership for the purposes of this Proxy Statement is not necessarily to be construed as an admission of beneficial ownership for other purposes.

                             ELECTION OF DIRECTORS

     The Corporation's Bylaws, and actions of the Board taken pursuant thereto, provide that there shall be 11 directors divided into three classes, as nearly equal in number as practicable, each to serve 3-year staggered terms. At each annual meeting the term of office of one of the three classes expires, and a new class must be elected or re-elected to serve for a term of three years or until their successors are duly elected and qualified.

     The four nominees standing for election as directors of the Corporation at the 2003 annual meeting are Mr. Kenneth A. Hendricks, Mr. George D. Merchant, Mr. Stephen P. Carter and Mr. Stephen R. Thomas for terms expiring at the 2006 annual meeting of shareholders. Mr. Hendricks has been a director of the Corporation since 1996. Mr. Merchant has been a director of the Corporation since 1989. Messrs. Carter and Thomas have been nominated to fill the directorates of Messrs. Conerton and Puri, who will not stand for re-election at the annual meeting. The Board thanks Mr. Conerton who has been a director since 1989, for his many years of dedicated service to the Corporation. The Board also wishes to thank Mr. Puri, who has been a director since 2000, for his years of dedicated service to the Corporation.

     The Board recommends that the shareholders elect the four nominees to serve as directors of the Corporation for a term of three years or until their successors have been duly elected and qualified. Unless otherwise directed, proxies will be voted for the election of the four nominees. If any of the nominees should decline or be unable to act as a director, which is not foreseen, proxies may be voted with discretionary authority for a substitute nominee designated by the Board of Directors.

NOMINEES FOR ELECTION TO TERM EXPIRING IN 2006:

                                                                       DIRECTOR
NAME AND AGE                      PRINCIPAL OCCUPATION(1)<F6>           SINCE
------------                      ---------------------------          --------

Kenneth A. Hendricks,             Chairman and Chief Executive          1996
61(2)<F7>(4)<F9>                  Officer of ABC Supply Co. (roofing
                                  and siding wholesaler).

George D. Merchant, 70(3)<F8>     Retired; prior thereto,               1989
                                  Owner/Operator of two Dairy Queen
                                  ice cream store franchises.

Stephen P. Carter, 51             Executive Vice President, Chief       ----
                                  Financial Officer and Treasurer of
                                  Woodward Governor Company
                                  (manufacturer of energy control
                                  systems for engines).


Stephen R. Thomas, 50             President of Cirrus Trails, Inc.,     ----
                                  holding company for Poplar Grove
                                  Airmotive, Inc. and President of
                                  Emery Air Charter, Inc.

     In addition to those four persons, the following seven individuals also presently serve as directors of the Corporation for the indicated terms.

CLASS OF DIRECTORS WHOSE TERM EXPIRES IN 2004:

                                                                       DIRECTOR
NAME AND AGE         PRINCIPAL OCCUPATION(1)<F6>                         SINCE
------------         ---------------------------                       --------

Charles J. Howard,   Chairman of the Board and Chief Executive Officer   2000
56(2)<F7> (4)<F9>    of William Charles, Ltd. (a company engaged in
                     heavy manufacturing, waste management, truck sales, and real estate development).

Merritt J. Mott,     Mr. Mott is the owner and Chief Executive Officer   2001
57(3)<F8> (4)<F9>    of Rockford Sanitary Systems, Inc. (designer and
                     manufacturer of fluid filtration/separation systems for commercial plumbing use). Mr. Mott serves as a member of the Board of Directors of Landstar System, Inc., a publicly traded transportation technology services company, and
                     Landstar System Holdings, Inc., its wholly-owned subsidiary.

Prudence A. Harker,  Investment Advisor  Representative, AXA Advisors,   2002
58(3)<F8>            LLC.

CLASS OF DIRECTORS WHOSE TERM EXPIRES IN 2005:

                                                                       DIRECTOR
NAME AND AGE          PRINCIPAL OCCUPATION (1)<F6>                      SINCE
------------          ----------------------------                    --------

R. Richard Bastian,   President and Chief Executive Officer of the      2001
III, 56(2)<F7>        Corporation since February 2002 and of its
                      subsidiary, Blackhawk State Bank (the "Bank") since May 2001. Previously, President of the
                      Bank of Kenosha from January 1999 to January
                      2001 and Executive Vice President and Director of the Clean Air Action Corporation from
                      August 1994 to January 2001.

John B. Clark,        Retired since 1997; prior thereto stockbroker,    1989
60(3)<F8>             Wachovia Securities, Inc. (securities in-
                      vestment firm).

Charles Hart,         Sales person at Tricor, Inc. (full service        1993
69(2)<F7>             insurance agency) since 1999; previously sales
                      person and President and Director of Combined
                      Insurance Group, Ltd.; Director, Hart, Kruse &
                      Boutelle, Inc. (real estate).

Roger G. Bryden, 60   Owner/Operator, Bryden Motors, Inc. (Dodge-       2002
                      Chrysler-Jeep automotive dealership in Beloit,
                      WI).

(1)<F6> Except as otherwise noted, all directors have been employed in the principal occupations noted above for the past five years or more.

(2)<F7>   Member of the Executive Committee in 2002.

(3)<F8>   Member of the Audit and Compliance Committee in 2002.

(4)<F9>   Member of the Compensation Committee in 2002.

MEETINGS AND COMMITTEES

     The Board of Directors held 13 meetings during 2002. Each of the directors attended at least 75% of the meetings of the Board (including meetings of committees of which the director is a member) held during the period of 2002 for which he or she served as a director, except for Mr. Taylor who attended 50% of his meetings and resigned as a director effective May 15, 2002. There are no standing nomination or similar committees of the Board.

     The Corporation has an Executive Committee, of which Mr. Howard was the chairman. The other members of the Executive Committee are set forth on the tables above. The Executive Committee is authorized to exercise the powers of the Board of Directors in the management of the business and affairs of the Corporation when the Board is not in session, except for those powers which are non-delegable by law or have been delegated to other committees. The Executive Committee did not meet in 2002.

     The Corporation has a Compensation Committee of which Mr. Mott was the chairman. The other members of the Compensation Committee are set forth on the tables above. The Compensation Committee reviews and makes recommendations with respect to the Corporation's and its subsidiary's hiring and compensation policies, and performs administrative functions with respect to the Cor-poration's 1990 and 1994 Executive Stock Option Plans. The Compensation Committee met 5 times in 2002.

     The Corporation has an Audit and Compliance Committee of which Mr. Merchant was the chairman. The other members of the Audit and Compliance Committee are set forth on the tables above. The Board of Directors believes that all of the current members of the Audit and Compliance Committee are "independent directors" as defined by the listing standards of the National Association of Securities Dealers, Inc. The Audit and Compliance Committee's functions include meeting with the Corporation's independent public accountants and making recommendations to the Board of Directors regarding the engagement or retention of such accountants, adoption of accounting methods and procedures, public disclosures required to comply with securities laws and other matters relating to the Corporation's financial accounting. The Charter for the Audit and Compliance Committee is attached as Annex I. The Audit and Compliance Committee met 11 times in 2002.

                     AUDIT AND COMPLIANCE COMMITTEE REPORT

     The Corporation's Audit and Compliance Committee is comprised of four directors who are not officers of the Corporation. The members of the Audit and Compliance Committee are independent as defined by Rule 4200(a) (15) of the National Association of Securities Dealers' listing standards. A responsibility of the Committee is to monitor and review the Corporation's financial reporting process on behalf of the Board of Directors. Management is responsible for the Corporation's internal controls and the financial reporting process while the independent accountants are responsible for performing an independent audit of the Corporation's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon.

     The Committee held eleven meetings during 2002. One meeting was designed to facilitate and encourage open communication between the Committee and the Corporation's prior independent public accountants, Wipfli Ullrich Bertleson LLP ("Wipfli"). During the meeting, the Committee reviewed and discussed the Corporation's annual financial statements with management and Wipfli.

     On August 27, 2002 the Audit and Compliance Committee approved the appointment of McGladrey & Pullen, LLP to serve as the Corporation's independent public accountants for the year ended December 31, 2002. See "Other Information
- Independent Auditors."

     The Audit and Compliance Committee believes that management maintains an effective system of internal controls that results in fairly presented financial statements. The Committee discussed with Wipfli matters relating to communications with audit committees as required by Statement on Auditing Standards No. 61. Wipfli also provided to the Committee the written disclosures relative to auditor independence as required by Independence Standards Board Standard No. 1. The Committee also reviewed a list of non-audit services performed during fiscal year 2002 and determined, based upon their scope, that such services did not affect the independence of Wipfli and McGladrey & Pullen, LLP in performing their audit services. Fees paid to and for the 2002 financial statement audit performed by McGladrey & Pullen, LLP are as summarized under the caption "Audit and Non-Audit Fees". The Audit and Compliance Committee
considered these fees in its assessment of the independence of Wipfli and McGladrey & Pullen, LLP and deemed that the services provided and the fees paid for those services were compatible with maintaining independence of the Corporation's independent public accountant.

     Based on these discussions, the Audit and Compliance Committee recommended to the Board of Directors that the audited financial statements be included in the Corporation's Annual Report on Form 10-KSB for the year ended December 31, 2002.

Respectfully submitted to the Corporation's shareholders by the Audit and Compliance Committee of the Board of Directors.

George D. Merchant, Committee Chair               Prudence A. Harker
John B. Clark                                     Merritt J. Mott

                            AUDIT AND NON-AUDIT FEES

The following table presents fees for professional audit services rendered by McGladrey & Pullen, LLP for the audit of the Corporation's annual financial statements for fiscal 2002, and fees billed for other services rendered by McGladrey & Pullen, LLP for fiscal 2002.

Audit fees                                                              $44,885
Financial information systems design and implementation consulting      $   -0-
All other fees                                                          $ 3,000

                           COMPENSATION OF DIRECTORS

DIRECTORS' FEES

     Directors of the Corporation who are not employees of the Corporation or of the Bank receive a $6,000 annual retainer and $250 for each board meeting attended and $100 for each committee meeting attended. Directors who are employees received a quarterly retainer of $1,750 through June 30, 2002. After that date employee directors no longer receive any additional compensation for serving as a director. The Corporation has also established stock option plans in which non-employee directors are eligible to participate.

DIRECTORS' STOCK OPTION PLANS

     Prior to its expiration on January 24, 1995, the Corporation maintained the Blackhawk Bancorp, Inc. 1990 Directors' Stock Option Plan (the "1990 Directors' Plan"), which was intended to provide an incentive for directors of the Corporation who are not active full-time employees of the Corporation or of a subsidiary of the Corporation ("Outside Directors") to improve corporate performance on a long-term basis. To replace the expired 1990 Directors' Plan, the Board of Directors adopted, and the shareholders of the Corporation on May 11, 1994 approved, the Blackhawk Bancorp, Inc. 1994 Directors' Stock Option Plan (the "1994 Directors' Plan"), which is substantially similar in all material respects to the 1990 Directors' Plan. The 1994 Directors' Plan has 150,000 shares of the Corporation's Common Stock reserved for issuance and provides for the granting of non-qualified stock options.

     On March 3, 2003, each of the ten Outside Directors automatically was granted an option under the 1994 Directors' Plan to purchase 2,000 shares of the Corporation's Common Stock at a per share exercise price of $9.90 (the per share market price of the Corporation's Common Stock on that date). On March 1, 2002, each of the ten Outside Directors automatically was granted an option to purchase 2,000 shares at an exercise price of $9.50, the market price on that date. Giving effect to those grants, the total number of shares of the Corporation's Common Stock subject to outstanding grants under the 1990 and 1994 Directors' Plans as of March 14, 2003 was 81,850, and there remained available 59,383 shares for future grants under the 1994 Directors' Plan. The 1990 Directors' Plan expired on January 24, 1995; therefore, no more options will be granted under that Plan. The 1994 Directors' Plan will expire December 31, 2003.

                            EXECUTIVE COMPENSATION

COMPENSATION SUMMARY

     The following table summarizes certain information for each of the last three years concerning all compensation awarded or paid to or earned by the Chief Executive Officer and another executive officer of the Corporation that had total compensation exceeding $100,000 in 2002.

                                                                  SUMMARY COMPENSATION TABLE
                                     ---------------------------------------------------------------------------------------------
                                            ANNUAL COMPENSATION                            LONG TERM COMPENSATION
                                     -----------------------------------  --------------------------------------------------------
            Name and                                                         Other Annual          Option           Other
       Principal Position            Year  Salary ($)  Bonus ($)(1)<F10>  Compensation(2)<F11>  SARs(3)<F12>  Compensation(4)<F13>
       ------------------            ----  ----------  -----------------  --------------------  ------------  --------------------
R. Richard Bastian, III(5)<F14>      2002   $142,904        $     0             $4,375             10,000           $13,398
President and Chief Executive        2001   $ 85,917        $25,000             $2,188             40,000           $10,822
Officer of the Corporation
since February 2002 and the Bank
Since May 2001

Denis M. Conerton - Retired          2002   $ 80,704        $     0            $ 4,167                  0           $   203
President and Chief Executive        2001   $127,000        $     0            $ 1,880                  0           $17,330
Officer of the Corporation and       2000   $127,000        $     0            $ 2,018              5,000           $20,454
Bank, serving through
January 31, 2002.(6)<F15>

Todd J. James(7)<F16> -Executive     2002   $ 85,865        $15,000             $  -0-             16,000           $   714
Vice President and Chief
Financial Officer

(1)<F10> Annual bonus amounts are earned and accrued during the years indicated and paid at the beginning of the next calendar year. Mr. Bastian's bonus for 2001 was paid upon the commencement of his employment with the Bank. $5,000 of Mr. James' bonus for 2002 was paid upon the commencement of his employment with the Bank.

(2)<F11>  Represents taxable value of company provided automobile.

(3)<F12>  Consists entirely of non-qualified executive stock options.

(4)<F13> Includes: (a) employer contributions to each named executive's account under a 401(k) profit sharing plan in the amounts of $6,986, $3,774 and $203 for Mr. Conerton in the years 2000, 2001 and 2002, respectively, and in the amount of $4,542 for Mr. Bastian and $714 for Mr. James in 2002; (b) premiums paid for life insurance in the amount of $4,843 on behalf of Mr. Conerton in each of the years 2000 and 2001 and $4,510 on behalf of Mr. Bastian in 2001 and 2002; (c) additional insurance benefits in the amount of $5,157 for Mr. Conerton in each of the years 2000 and 2001 and $3,810 for Mr. Bastian in 2001; and (d) country club memberships for Mr. Bastian of $2,502 in 2001 and $4,346 in 2002 and for Mr. Conerton of $3,468 and $3,556 in 2000 and 2001, respectively.

(5)<F14>  Mr. Bastian became employed by the Corporation in May 2001.

(6)<F15> Includes payments to Mr. Conerton in 2002 after his retirement from the Corporation pursuant to severance arrangements. See "Conerton Retirement Agreement" below.

(7)<F16>  Mr. James became employed by the Corporation in February 2002.

EXECUTIVE STOCK OPTIONS

     Prior to its expiration on January 24, 1995, the Corporation maintained the Blackhawk Bancorp, Inc. 1990 Executive Stock Option Plan (the "1990 Executive Plan"), which provided an incentive for executive officers of the Corporation or any of its subsidiaries to improve corporate performance on a long-term basis. To replace the expired 1990 Executive Plan, the Board of Directors of the
Corporation adopted, and on May 11, 1994 the shareholders approved, the Blackhawk Bancorp, Inc. 1994 Executive Stock Option Plan (the "1994 Executive Plan"), which is substantially similar in all material respects to the 1990 Executive Plan. The 1994 Executive Plan provides for the granting of incentive stock options ("ISOs") intended to qualify as such within the meaning of Section 422 of the Internal Revenue Code of 1986, nonqualified stock options ("NSOs") and stock appreciation rights ("SARs"). The 1994 Executive Plan has 405,000 shares of the Corporation's Common Stock reserved for issuance.

     Options for 61,250 shares were granted in 2002 and at December 31, 2002 there were outstanding under this Plan options for the purchase of a total of 162,745 shares. There are 118,595 shares available for future grants under the 1994 Executive Plan. The 1994 Executive Plan will expire December 31, 2003.

OPTIONS OF NAMED EXECUTIVES

     Options to purchase shares of the Corporation's Common Stock were granted to the named executive officers as reflected in the table below. Pursuant to the terms of the 1994 Executive Plan, such options will become exercisable in equal thirds on each of the first three anniversaries of the date of grant. Mr. Conerton was granted options, as an outside director, after the effectiveness of his resignation as an officer; that grant is not included in this table. See "Compensation of Directors".

OPTION/SAR GRANTS IN LAST FISCAL YEAR

                         NUMBER OF     % OF TOTAL
                         SECURITIES   OPTIONS/SARS
                         UNDERLYING    GRANTED TO     EXERCISE
                        OPTIONS/SARS  EMPLOYEES IN     PRICE       EXPIRATION
NAME                      GRANTED     FISCAL YEAR    ($/SHARE)    DATE(2)<F18>
----                    ------------  ------------   ---------    ------------
R. Richard Bastian, III    10,000        16.3%     $9.52(1)<F17>    June 2012
Todd J. James              10,000        16.3%     $9.55(1)<F17>  February 2012
Todd J. James               6,000         9.8%     $8.29(1)<F17>  December 2012

(1)<F17> Represented fair market value (determined under provisions of 1994 Executive Plan) of the Corporation's Common Stock as of the date of grant.

(2)<F18>  Options  generally  expire  three  months  following  named  executive
          officer's  death,  disability,  retirement   or  termination  of   his
          employment with the Corporation and/or the Bank.

     The following table sets forth certain information concerning individual exercises of stock options by the named executive officers during 2002 including the number and value of options outstanding at the end of 2002 for each of the named executive officers. Value is calculated using the difference between the exercise price and the market price on the day of exercise, for those options exercised in fiscal year 2002, or year-end market price, for all other options, multiplied by the number of shares underlying the option.

           AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
                      FISCAL YEAR-END OPTION/SAR VALUES

                                                   NUMBER OF SECURITIES
                                                  UNDERLYING UNEXERCISED      VALUE OF UNEXERCISED
                                                     OPTIONS/SARS AT        IN-THE-MONEY OPTIONS/SARS
                                                    FISCAL YEAR-END(#)        AT FISCAL YEAR-END($)
                                                  ----------------------    -------------------------

                           SHARES      VALUE
                         ACQUIRED ON  REALIZED
 NAME                    EXERCISE(#)    ($)     EXERCISABLE  UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
 ----                    -----------  --------  -----------  -------------  -----------  -------------
R. Richard Bastian, III         0     $     0      13,333        36,667       $6,667       $13,333
Todd J James                    0           0           0        16,000       $    0       $ 7,260
Dennis M. Conerton         92,716     $52,062           0         2,000       $    0       $     0

                      EQUITY COMPENSATION PLAN INFORMATION

The following table summarizes share information, as of December 31, 2002, for Blackhawk's equity compensation plans. The option plans have been approved by Blackhawk's shareholders.

                               NUMBER OF COMMON                      NUMBER OF
                                 SHARES TO BE      WEIGHTED-       SECURITIES
                                  ISSUED UPON       AVERAGE         REMAINING
                                  EXERCISE OF    EXERCISE PRICE   AVAILABLE FOR
                                  OUTSTANDING    OF OUTSTANDING  FUTURE ISSUANCE
                                   OPTIONS,         OPTIONS,      UNDER EQUITY
                                 WARRANTS AND     WARRANTS AND    COMPENSATION
         PLAN CATEGORY              RIGHTS           RIGHTS           PLANS
         -------------           ------------     ------------   ---------------

Equity compensation plans
approved by shareholders            226,695          $8.10           197,978

Equity compensation plans not
approved by shareholders                  0            N/A                 0
                                    -------          -----           -------

Total                               226,695          $8.10           197,978
                                    -------          -----           -------
                                    -------          -----           -------

SEVERANCE PAYMENT AGREEMENTS

     The Bank has agreements with potential severance amounts payable in excess of $100,000 per individual currently in effect with two officers, R. Richard Bastian, III and Richard J. Rusch. Mr. Bastian's provisions are in his employment agreement; Mr. Rusch's in a severance agreement. The agreement remains in effect until the earliest to occur of the officer's: (i) death; (ii) disability; (iii) retirement; (iv) termination of employment (whether voluntary or involuntary); or (v) termination in connection with a change in control of the Bank or the Corporation.

     The agreements provide that, in the event of termination of his employment in connection with a change in control of the Bank or the Corporation, the officer would receive a severance payment in an amount equal to his average annual compensation (defined to include his then current base annual salary plus the average bonus, if any, received by him in the three years preceding termination) multiplied by three, plus an amount equal to the dollar equivalent of all contributions by the Bank on behalf of and for the benefit of the officer to any pension, profit sharing or employee stock benefit plan, including the Corporation's ESOP, during the three years prior to the termination. Mr.
Bastian's agreement provides for payment within 15 days of termination. Mr. Rusch's agreement requires payment of one-third of the severance payment in a lump sum within 30 days of termination with the remaining two-thirds to be paid in monthly installments commencing in the thirteenth month following termination. In addition to this severance payment, the officer would also be entitled to continue receiving, for three years following termination, medical, life and disability insurance benefits and vested benefits otherwise payable to him under any Bank plan or agreement relating to retirement or deferred compensation benefits, if any. In the event Mr. Rusch finds other full-time employment, his severance payment in the second and third year following termination would be reduced by an amount equal to salary and other benefits received from his new employer during the period for which he is entitled to receive payments under his Severance Payment Agreement; Mr. Bastian's agreement is not subject to that adjustment. Mr. Rusch's Severance Payment Agreement provides that, in the event the officer is under the age of 55 and physically and medically able to perform duties with another employer comparable to those performed by him with the Bank at the time of his termination, he must take reasonable steps to obtain such employment within 50 miles of the Bank's main office.

     The agreements define a change in control to include: (i) acquisition of beneficial ownership of securities of the Bank or of the Corporation in a transaction subject to the notice provisions of the Change in Bank Control Act of 1978 or approval under the Bank Holding Company Act of 1956; (ii) someone other than the Corporation becoming owner of more than 25% of the voting securities of the Bank; (iii) the persons constituting the Board of Directors of the Bank or the Corporation at any particular time ceasing, during any two-year period thereafter, to constitute at least a majority thereof; (iv) a person or group of persons or entity succeeding to all or substantially all of the business and/or assets of the Bank or the Corporation as a result of a purchase, merger, consolidation or similar transaction; or (v) the filing by the Corporation of a report or proxy statement with the Securities and Exchange Commission disclosing that a change in control of the Corporation has or may have occurred pursuant to any contract or transaction. A termination of an officer is deemed to have occurred in connection with a change in control if, following an event defined as a change in control, either the officer's employment is terminated by the Bank or a successor other than for death, disability, retirement or certain wrongful conduct by the officer, or the officer terminates his employment on 90 days prior written notice following such change in control and the occurrence of specified events, including: (i) demotion in his position or reduction in his duties or responsibilities; (ii) reduction in compensation; (iii) transfer to a remote location; (iv) a good faith determination by the officer that he is unable, and it would not be in the best interests of the Bank for him, to carry out the authorities, powers, functions, responsibilities or duties attached to his position; or (v) failure on the part of the Bank to obtain a commitment from a successor to assume the Bank's duties and obligations under the agreements. If an officer is terminated within six months prior to a change in control for reasons other than death, disability or cause, such termination will be treated as being in anticipation of the change in control and the officer will be entitled to receive the benefits he would have received had the termination occurred after and in connection with a change in control.

     Mr. Bastian's employment agreement provides that he shall receive the severance amounts described above, regardless of whether or not a change in control has occurred, if he is terminated by the Corporation or the Bank without cause or if he terminates his employment for cause. The employment agreement further provides a base salary of $160,000 (subject to annual change by the board), specified benefits and a term of three years, commencing on August 1, 2002, subject to annual extensions.

CONERTON RETIREMENT AGREEMENT

     Dennis Conerton retired, and resigned from employment, effective January 31, 2002. In connection therewith, the Corporation entered into an agreement with Mr. Conerton relating to the continuance of certain benefits. Although the resignation was effective January 31, 2002, Mr. Conerton continued to draw salary, and receive health insurance benefits, through July 31, 2002. His use of a company car extended through January 31, 2003. In accordance with the relevant stock option plan, any unexercised employee stock options held by Mr. Conerton expired on April 30, 2002.

     Mr. Conerton remains a director through the annual meeting. After the effectiveness of his resignation, he received compensation as an outside director. That compensation included grants of options under the directors' stock option plan.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Under the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Corporation's directors, executive officers and any person holding more than 10% of the Corporation's Common Stock are required to report their initial ownership of the Corporation's Common Stock and any subsequent changes in that ownership to the Securities and Exchange Commission. Specific due dates for these reports have been established and the Corporation is required to disclose in this Proxy Statement any failure to file such reports by these dates during 2002. Based solely on a review of copies of such reports furnished to the Corporation, or written representations that no reports were required, the Corporation believes that during 2002 all filing requirements applicable to its directors and executive officers were satisfied.

                CERTAIN TRANSACTIONS WITH MANAGEMENT AND OTHERS

     The Bank occasionally extends home mortgage loans, home improvement loans, home equity loans, consumer loans and commercial loans to its directors, officers and employees, and affiliates of the foregoing. Such loans are made in the ordinary course of business and do not, in the opinion of management of the Bank, involve more than the normal risk of collectability or present other unfavorable features, and are made on substantially the same terms, including interest rate and collateral, as those prevailing at the time for comparable transactions with other persons. Where the borrower is also a director of the Bank, it is the policy of the Bank that he must leave the meeting of the Bank's Board of Directors while his loan is being considered and he neither participates in that consideration nor votes on approval of the loan. Messrs. Hendricks, Puri and Bryden or their affiliates, each had one or more loans with the Bank with an aggregate outstanding balance at December 31, 2002 in excess of $60,000. As of that date, those loans aggregated $9,691,067 which represented approximately 31.35% of the capital of the Bank at December 31, 2002. Those loans were all made in accordance with the policy described above.

                              OTHER INFORMATION

INDEPENDENT AUDITORS

     On August 27, 2002, the Audit and Compliance Committee of the Board of Directors of the Corporation approved a change in auditors. The Board of Directors ratified the Audit Committee's engagement of McGladrey & Pullen, LLP to serve as the Corporation's independent public accountants and replacement of Wipfli Ullrich Bertelson LLP (Wipfli") as the Corporation's independent public accountants, effective August 28, 2002.

     Wipfli performed audits of the consolidated financial statements for the two years ended December 31, 2001 and 2000. Their reports did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

     During the two years ended December 31, 2001, and from December 31, 2001 through the effective date of the Wipfli termination, there were no disagreements between the Corporation and Wipfli on any matter of accounting principles or practice, financial statement disclosure, or auditing scope or procedure, which disagreements would have caused Wipfli to make reference to the subject matter of such disagreements in connection with this report.

     During the two years ended December 31, 2001, and from December 31, 2001 until the effective date of the dismissal of Wipfli, Wipfli did not advise the Corporation of any of the following matters:

1. That the internal controls necessary for the Corporation to develop reliable financial statements did not exist;

2. That information had come to Wipfli's attention that had lead it to no longer be able to rely on management's representations, or that had made it unwilling to be associated with the financial statements prepared by management;

3. That there was a need to expand significantly the scope of the audit of the Corporation, or that information had come to Wipfli's attention that if further investigated: (i) may materially impact the fairness or reliability of either a previously-issued audit report or underlying financial statements, or the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent financial statements covered by an audit report (including information that may prevent it from rendering an unqualified audit report on those financial statements) or (ii) may cause it to be unwilling to rely on management's representation or be associated with the Corporation's financial statements and that, due to its dismissal, Wipfli did not so expand the scope of its audit or conduct such further investigation;

4. That information had come to Wipfli's attention that it had concluded materially impacted the fairness or reliability of either: (i) a previously-issued audit report or the underlying financial statements or (ii) the financial statements issued or to be issued covering the fiscal period subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to the accountant's satisfaction, would prevent it from rendering an unqualified audit report on those financial statements), or that, due to its dismissal, there were no such unresolved issues as of the date of its dismissal.

     Wipfli furnished a letter to the SEC stating that it agrees with the above statements.

     During the two years ended December 31, 2001, and from December 31, 2001 through engagement of McGladrey & Pullen, LLP as the Corporation's independent accountant, neither the Corporation nor anyone on its behalf had consulted McGladrey & Pullen, LLP with respect to any accounting or auditing issues involving the Corporation. In particular, there was no discussion with the Corporation regarding the application of accounting principles to a specified transaction, the type of audit opinion that might be rendered on the financial statements, or any related item

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors, upon the recommendation of the Audit and Compliance Committee, appointed the firm of McGladrey & Pullen, LLP as independent public accountants to audit the books and accounts of the Corporation for fiscal 2003. They have audited the Corporation since 2002. Services provided to the Corporation and its subsidiaries by McGladrey & Pullen, LLP in fiscal 2002 are described under "Audit and Non-Audit Fees" above.

     Representatives of McGladrey & Pullen, LLP are expected to be present at the annual meeting to respond to appropriate questions and to make a statement if they so desire.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF MCGLADREY & PULLEN, LLP AS THE CORPORATION'S INDEPENDENT ACCOUNTANTS FOR FISCAL 2003.

     In the event shareholders do not ratify the appointment, the appointment will be reconsidered by the Audit and Compliance Committee and Board of Directors.

                             SHAREHOLDER PROPOSALS

     Shareholder proposals must be received by the Corporation no later than December 13, 2003 in order to be considered for inclusion in next year's annual meeting proxy materials. Shareholders who intend to present a proposal at next year's annual meeting of shareholders without inclusion of such proposal in the Corporation's proxy materials, or who propose to nominate a person for election as a director at the annual meeting, are required to provide notice of such proposal containing the information described in the Corporation's Bylaws to the Secretary of the Corporation not later than 90 days in advance of next year's annual meeting.

                               OTHER AGENDA ITEMS

     The Board of Directors has not been informed and is not aware that any other matters will be brought before the meeting. However, proxies may be voted with discretionary authority with respect to any other matters that may properly be presented at the meeting or any adjournment thereof.

     A COPY (WITHOUT EXHIBITS) OF THE CORPORATION'S ANNUAL REPORT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002 IS AVAILABLE WITHOUT CHARGE TO EACH RECORD OR BENEFICIAL OWNER OF SHARES OF THE CORPORATION'S COMMON STOCK AS OF APRIL 1, 2003 ON THE WRITTEN REQUEST OF SUCH PERSON DIRECTED TO: TODD J. JAMES, EXECUTIVE VICE PRESIDENT-SECRETARY AND TREASURER, BLACKHAWK BANCORP, INC., 400 BROAD STREET, BELOIT, WISCONSIN 53511.

                                                                         ANNEX I

                            BLACKHAWK BANCORP, INC.
                     AUDIT AND COMPLIANCE COMMITTEE CHARTER

                                    PURPOSE
                                    -------

The Audit Committee ("Committee") is appointed by the Blackhawk Bancorp, Inc ("Bank") Board of Directors ("Board"), and is formed for the purpose of assisting the Board in performing its oversight responsibilities. While the Audit Committee has the authority and responsibilities outlined below, it is not responsible for performing audits to ensure the accuracy of the financial statements, in accordance of Generally Accepted Accounting Principles. Nor is it the duty of the Committee to conduct investigations, resolve disagreements between management and the auditors, or provide assurance of compliance with laws and regulations.

                                  COMPOSITION
                                  -----------

The Committee shall be composed of at least 3 members of the Board, who meet the independence and financial literacy guidelines as outlined by the New York Stock
                                                                  --------------
Exchange, the National Association of Securities Dealers and the Securities and
-------------------------------------------------------------------------------
Exchange Commission.
-------------------

                                   AUTHORITY
                                   ---------

The Committee has the authority to initiate any investigations or consultations it deems necessary to fulfill its oversight function on behalf of the Board; including retaining legal counsel, consulting with accounting and other applicable professionals, and requesting assistance from any officer or employee of the Bank.

                                RESPONSIBILITIES
                                ----------------

In performing the oversight function, the Committee shall:

o FINANCIAL REPORTING Review with management and the independent auditor(s) matters relating to the Bank's interim and annual financial statements, as indicated by auditing/accounting standards or securities laws. This could include review of footnotes and any significant reserves, accruals and estimates used in preparing the financial statements

o INDEPENDENT/EXTERNAL AUDITOR Recommend the independent auditors to the Board, based on review of the independent auditors' independence; performance with the Bank in prior years, if possible; fees charged in the past and proposed for the current year; and, the independent auditors' reputation within the community.

o INTERNAL AUDIT Oversee the Bank's Internal Audit function, including review the appointment of the Auditor, review and approve the Bank's Risk Assessment and Annual Internal Audit Plan; review the reports on internal audits performed, including management's responses; and monitor any material or sensitive projects assigned to the Auditor by Management, the Board, or the Committee.

o REGULATORY COMPLIANCE Oversee the Bank's Regulatory Compliance function, including review the appointment of the Compliance Officer, review and approve the Compliance Program; review the reports on compliance testing performed, including management's responses; and review any material reports received from the Examiners.

                                    MEETINGS
                                    --------

The Committee shall meet regularly, at least 4 times annually, or more often as needed. Additionally, the Committee shall meet with the independent auditor(s), the internal auditor, or the Compliance Officer, without the presence of management, when/if privacy is deemed necessary.

                                     OTHER
                                     -----

The Audit Committee shall review and update this Charter, as needed, and submit it to the Board for approval, annually.

Adopted June 18, 2002

George Merchant, Committee Chairman     Dennis M. Conerton
John B. Clark                           Merritt Mott

Dear Fellow Shareholder:

I cordially invite you attend the Blackhawk Bancorp Annual Meeting at 10:00 A.M. on May 21, 2003 at the Beloit Country Club.

Accompanying this letter is the formal Notice of Annual Meeting of Shareholders, Proxy Statement and 2002 Annual Report. The Proxy Statement sets forth the business to be acted upon including the election of directors.

Because of business and personal commitments Dennis Conerton and Sunil Puri have asked that their names not be resubmitted as nominees to the Board of Directors for three year terms beginning with this year's annual meeting. They have both been loyal, engaged and involved directors. While retaining their friendship, we will miss their counsel.

Your board is pleased to nominate in their place Mr. Stephen Carter and Mr. Stephen Thomas. Subject to your approval, they will join Mr. Hendricks and Mr. Merchant as directors elected to three year terms.

Mr. Carter is Executive Vice President and Chief Financial Officer of Woodward Governor. He will add to our board valuable financial expertise and experience in the governance of publicly held companies. Mr. Thomas is a native of Boone County with deep roots in the community and a number of successful businesses including the Poplar Grove Airport. He will be very helpful in supporting our growing presence in Boone County, the second fastest growing county in Illinois.

That Boone County presence will be significantly strengthened with our acquisition of DunC Corp. and its subsidiary, First Bank, bc. We expect the merger to take place sometime in late summer after receipt of approvals from regulators and DunC shareholders. We will spend some time at the annual meeting sharing this exciting development with you. In case you missed the announcement, a copy of the press release is attached.

I look forward to seeing you at the annual meeting.

Sincerely,

/s/R. Richard Bastian, III

R. Richard Bastian, III
President and Chief Executive Officer

                                                                    NEWS RELEASE
                                                                    ------------

Contact:  Rick Bastian, President & CEO, Blackhawk State Bank
          608-364-8911

                             FOR IMMEDIATE RELEASE
                             ---------------------

March 18, 2003

                BLACKHAWK STATE BANK AND FIRST BANK, BC TO MERGE
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                  ACTION UNDERSCORES BLACKHAWK'S COMMITMENT TO
                           THE GREATER ROCKFORD AREA

  BELOIT, WISCONSIN, MARCH 18, 2003--- Blackhawk Bancorp, Inc. (OTC: BKHB) and DunC Corp. jointly announced today they have signed a definitive agreement for Blackhawk Bancorp to acquire DunC Corp. and its subsidiary, First Bank, bc, for $7.2 million, or $1,518 per share. The agreement provides for certain adjustments in price based on the performance of DunC.

  The acquisition is expected to be completed in the third quarter of 2003 and is subject to DunC shareholder and regulatory approval and other closing conditions.

  Blackhawk Bancorp, Inc., which on February 21, 2003 reported 2002 diluted earnings per share of $0.50, a 39% increase over 2001, is the parent company of Blackhawk State Bank, which operates nine offices in Beloit, Rockford, Roscoe, Belvidere, Rochelle and Oregon. It employs 150 people and has assets of $350 million.

  First Bank, bc, with assets of approximately $75 million and over 40 employees, is headquartered in Capron, Illinois. It has four full service locations in Illinois including Capron, Belvidere, Rockford and Machesney Park. First Bank, bc offers a full range of retail, commercial and real estate banking services.

  "This affiliation is a natural fit to our existing branch network and our strategies for growth," said R. Richard Bastian III, President and Chief Executive Officer of Blackhawk Bancorp, Inc. "It underscores our commitment to be the premier community bank in the Greater Rockford Area."

  "After completion of this merger, Blackhawk will rank second in deposit balances in fast growing Boone County. It also picks up a full-service facility in the rapidly developing Rte 173 and Forest Hills Rd. area of Machesney Park, IL," he said.

  "We believe that strong capital, sound asset quality and exceptional customer service provided by outstanding employees are the keys to our success now and into the future. We expect that this merger will help Blackhawk State Bank create an even stronger financial services company with a broader array of services and locations," continued Bastian.

  "The   merger  will   provide  greater   convenience  for   clients  of   both
  organizations offering them 12 banking locations in the stateline area, including three in the Rockford area."

  Donald H. Pratt, Chairman and Chief Executive Officer of DunC, Corp. and First Bank, bc is also pleased with what the merger will bring to his customers.

  "Blackhawk is an ideal partner for First Bank. Our customers can be assured they will continue to receive the personal attention that only a community bank can provide. In addition, they will have the added benefit of access to a broader line of products and services, including internet banking, cash management and trust services.

  "We chose Blackhawk because of their focus on community banking and their commitment to maintaining close customer relationships," said Pratt. "We're very comfortable with their leadership as several members of our management team, including myself, have worked with Rick Bastian in the past."

  Bastian and Pratt were both executives of First Community Bancorp prior to its acquisition by Bank One in 1993. At the time of its acquisition by Bank One, First Community was the second largest financial institution in the Rockford area.

  Transition teams with employees from both banks will be working in the upcoming months to make the merger as seamless as possible for business and consumer clients of both banks, according to Bastian.

  In connection with this transaction, Alex Sheshunoff & Co., Investment Banking acted as financial advisor to DunC Corp. Hinshaw & Culbertson represented DunC Corp. as legal counsel. Howe Barnes Investments, Inc. acted as Blackhawk Bancorp, Inc.' s financial advisor and Quarles & Brady LLP served as its legal counsel.

  FORWARD LOOKING STATEMENTS
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  When used in this communication, the words "believes," "expects," and  similar expressions are intended to identify forward looking statements. Blackhawk's actual results may differ materially from those described in the forward looking statements. Factors which could cause such a variance to occur include, but are not limited to: heightened competition; adverse state and federal regulation; failure to obtain new or retain existing clients; ability to attract and retain key executives and personnel; changes in interest rates; unanticipated changes in industry trends; unanticipated changes in credit quality and risk factors, including general economic conditions; success in gaining regulatory approvals when required; changes in the Federal Reserve Board monetary policies; unexpected outcomes of new and existing litigation in which Blackhawk or its subsidiaries, officers, directors or employees is named defendants; technological changes; changes in accounting principles generally accepted in the United States; changes in assumptions or conditions affecting the application of "critical accounting policies;" and the inability of third party vendors to perform critical services for the
  company  or its  clients.   Blackhawk  and DunC  Corp.  do not  undertake  any
  obligation to update any forward looking statement to reflect circumstances or events that occur after the date the forward looking statement is made.